UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2003

GLOBAL PREFERRED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

0-23637	58-2179041
(Commission file number)	(IRS Employer Identification No.)
6455 East Johns Crossing, Suite 402
Duluth, Georgia	30097
(Address of principal executive offices)	(zip code)

(770) 248-3311
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1 – Press Release Regarding Year End Earnings

ITEM 9. REGULATION FD DISCLOSURE

On March 31, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 1, 2003	Global Preferred Holdings, Inc.

	By:	/s/ EDWARD F. MCKERNAN Edward F. McKernan President and Chief Executive Officer